                                                                 EXHIBIT 10.32.2

                       AMENDMENT NO. 2 TO CREDIT AGREEMENT


                  This AMENDMENT NO. 2 TO THE CREDIT AGREEMENT, dated as of May 7, 2004 (this "Amendment"), among DOBSON CELLULAR SYSTEMS, INC., an Oklahoma corporation (the "Borrower"), DOBSON COMMUNICATIONS CORPORATION, an Oklahoma corporation (the "Parent"), DOBSON OPERATING CO., L.L.C., an Oklahoma limited liability company ("DOC"), the Lenders (as defined below) party hereto and the Administrative Agent (as defined below), amends certain provisions of the Credit Agreement, dated as of October 23, 2003 and amended by Amendment No. 1, dated as of March 19, 2004, (as amended, the "Credit Agreement"), among the Borrower, the Parent, DOC, the several banks and other financial institutions or entities from time to time party thereto (the "Lenders"), LEHMAN COMMERCIAL PAPER INC., as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), LEHMAN BROTHERS INC. and BEAR, STEARNS & CO. INC. as joint lead arrangers and joint book runners, BEAR STEARNS CORPORATE LENDING INC. as syndication agent and MORGAN STANLEY SENIOR FUNDING, INC., as co-arranger and documentation agent.

                                   WITNESSETH:

                  WHEREAS, the parties to this Amendment are party to the Credit Agreement. Capitalized terms defined in the Credit Agreement and not otherwise defined in this Amendment are used herein as therein defined; and

                  WHEREAS, the parties hereto have agreed to amend the Credit Agreement as hereinafter set forth.

                  NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:

                  SECTION 1. AMENDMENTS. Subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement is hereby amended as follows:

                  (a) The definition of "Applicable Margin" set forth in Section
1.1 (Defined Terms) of the Credit Agreement shall be deleted in its entirety and replaced with the following:

                  "Applicable Margin": for each Type of Loan under each Facility, the rate per annum set forth opposite such Facility under the relevant column heading below:

                                                           Base Rate        Eurocurrency
                                                             Loans             Loans
                                                          ------------      ------------

         Revolving Credit Facility                                2.50%             3.50%
         (including Swing Line Loans)
         Tern Loan Facility                                       2.50%             3.50%

         provided that on and after financial statements with respect to the period ended March 31, 2005 are delivered to the Lenders pursuant to
         Section 6.1 of the Credit Agreement, the Applicable Margin with respect to Revolving Credit Facility (including Swing Line Loans) and with respect to the Term Loan Facility will each be determined pursuant to the Pricing Grid.

                  (b) The definition of "DOC Fixed Charge Coverage Ratio" set forth in Section 1.1 (Defined Terms) of the Credit Agreement shall be deleted in its entirety and replaced with the following:

                  "DOC Fixed Charge Coverage Ratio": for any period, the ratio of (a) Consolidated EBITDA of DOC for such period minus the aggregate amount actually paid by DOC in cash during such period on account of Capital Expenditures to (b) Consolidated Fixed Charges for such period; provided that:

                  (x) Capital Expenditures made in cash in the following periods for the GSM build-out by DOC and its Subsidiaries shall not be included as Capital Expenditures in calculating the DOC Fixed Charge Coverage Ratio up to the following respective amounts (without duplication) for the four fiscal quarter periods of DOC ending on the following dates:
         (i) December 31, 2003, $75,000,000, (ii) March 31, 2004, $95,000,000,
         (iii) June 30, 2004, $80,000,000, (iv) September 30, 2004, $70,000,000,
         (v) December 31, 2004, $34,000,000, (vi) March 31, 2005, $20,000,000
         and (vii) June 30, 2005, $5,000,000;

                  (y) Capital Expenditures made in cash to upgrade, enhance, equip, build out (including the removal of assets included in the current network) or otherwise improve properties acquired as part of any Permitted Acquisition by DOC and its Subsidiaries during the period of twelve months following the consummation of such Permitted Acquisition shall not be included as Capital Expenditures in calculating the DOC Fixed Charge Coverage Ratio but only to the extent that the aggregate amount of such Capital Expenditures (in connection with all Permitted Acquisitions) during the period of four full fiscal quarters ending on the last day of any measurement period does not exceed $35,000,000; and

                  (z) Capital Expenditures made in cash to comply with "enhanced 911" regulatory requirements in the following periods by DOC and its Subsidiaries shall not be included as Capital Expenditures in calculating the DOC Fixed Charge Coverage Ratio up to the following respective amounts (without duplication) for the four fiscal quarter periods of DOC ending on the following dates: (i) March 31, 2005, $8,000,000, (ii) June 30, 2005, $17,000,000, (iii) September 30, 2005,
         $28,000,000, (iv) December 31, 2005, $39,000,000, (v) March 31, 2006,
         $33,000,000, (vi) June 30, 2006, $24,000,000 and (vii) September 30,
         2006, $12,000,000.

                  (c) The definition of "DOC Leverage Ratio" set forth in
Section 1.1 of the Credit Agreement shall be amended by inserting, in clause (a) thereof immediately after the words "Consolidated Total Debt of DOC", the following:

                  (excluding any Indebtedness of DOC and its Subsidiaries which is owed to the Parent or any of its Subsidiaries and which (i) is subordinated to the payment in full of the Obligations, (ii) does not require any payment, including of interest, in cash at any time prior to the payment in full of the Term Loans and (iii) is on terms acceptable to the Administrative Agent).

                  (d) The definition of "Parent Leverage Ratio" set forth in
Section 1.1 of the Credit Agreement shall be amended by inserting, in clause (a) thereof immediately after the words "Consolidated Total Debt of Parent", the following:

                  (excluding any Indebtedness of DOC or any of its Subsidiaries which is owed to the Parent or any of its Subsidiaries and which (i) is subordinated to the payment in full of the Obligations, (ii) does not require any payment, including of interest, in cash at any time prior to the payment in full of the Term Loans and (iii) is on terms acceptable to the Administrative Agent).

                  (e) Section 3.3 of the Credit Agreement (Fees and Other Charges) shall be amended by inserting the following new subsection (c):

                  (c) in addition to the foregoing fees, in the event that the Borrower shall prepay, prior to May 6, 2005, any portion of the Term Loans with (a) proceeds of any new Loans (other than proceeds of Revolving Credit Loans used to make mandatory prepayments under Section 2.12) or (b) proceeds of one or more senior secured credit facilities provided by banks or other financial institutions with an aggregate principal commitment thereunder of less than $750,000,000, then the Borrower shall pay to the Term Loan Lenders, in their respective pro rata shares, on the date of such prepayment, a fee in an amount equal to 1% of the aggregate principal amount of the Term Loans so prepaid.

                  (f) Section 7.1(a) (DOC Leverage Ratio) of the Credit Agreement shall be deleted in its entirety and replaced with the following:

                  DOC Leverage Ratio. Permit the DOC Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of DOC ending on the last day of any fiscal quarter set forth below to exceed the ratio set forth below opposite such fiscal quarter:

         Fiscal Quarter Ended                                    DOC Leverage Ratio
         --------------------                                    ------------------
         March 31, 2004                                                 2.25:1
         June 30, 2004                                                  3.00:1
         September 30, 2004                                             3.00:1
         December 31, 2004                                              3.00:1
         March 31, 2005                                                 3.00:1
         June 30, 2005                                                  3.00:1
         September 30, 2005                                             2.90:1
         December 31, 2005                                              2.90:1
         March 31, 2006                                                 2.90:1
         June 30, 2006                                                  2.80:1
         September 30, 2006                                             2.70:1
         December 31, 2006                                              2.50:1
         March 31, 2007                                                 1.65:1
         June 30, 2007                                                  1.60:1
         September 30, 2007                                             1.60:1
         December 31, 2007                                              1.60:1
         March 31, 2008                                                 1.55:1
         June 30, 2008                                                  1.55:1
         September 30, 2008 and each                                    1.50:1
         fiscal quarter ended thereafter

                  (g) Section 7.1(b) (Parent Leverage Ratio) of the Credit Agreement shall be deleted in its entirety and replaced with the following:

                  Parent Leverage Ratio. Permit the Parent Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of the Parent ending with the last day of any fiscal quarter set forth below to exceed the ratio set forth below opposite such fiscal quarter:

         Fiscal Quarter Ended                                   Parent Leverage Ratio
         --------------------                                   ---------------------
         March 31, 2004                                                 6.00:1
         June 30, 2004                                                  6.95:1
         September 30, 2004                                             6.95:1
         December 31, 2004                                              6.95:1
         March 31, 2005                                                 6.95:1
         June 30, 2005                                                  6.95:1
         September 30, 2005                                             6.90:1
         December 31, 2005                                              6.75:1
         March 31, 2006                                                 6.55:1
         June 30, 2006                                                  6.35:1
         September 30, 2006                                             6.20:1
         December 31, 2006                                              6.00:1
         March 31, 2007                                                 4.70:1
         June 30, 2007                                                  4.60:1
         September 30, 2007                                             4.45:1
         December 31, 2007                                              4.35:1
         March 31, 2008                                                 4.30:1
         June 30, 2008                                                  4.25:1
         September 30, 2008                                             4.20:1
         December 31, 2008                                              4.15:1
         March 31, 2009                                                 4.00:1
         June 30, 2009                                                  4.00:1
         September 30,2009                                              3.75:1
         December 31, 2009 and each                                     3.50:1
         fiscal quarter ended thereafter

                  (h) Section 7.1(d) (DOC Fixed Charge Coverage Ratio) shall be deleted in its entirety and replaced with the following:

                  DOC Fixed Charge Coverage Ratio. Permit the DOC Fixed Charge Coverage Ratio for any period of four consecutive fiscal quarters of DOC ending with any fiscal quarter set forth below to be less than the ratio set forth below opposite such fiscal quarter:

                                                                   DOC Fixed Charge
         Fiscal Quarter Ended                                       Coverage Ratio
         --------------------                                      ----------------
         March 31, 2004                                                 1.10:1
         June 30, 2004                                                  1.00:1
         September 30, 2004                                             1.00:1
         December 31, 2004                                              1.00:1

         March 31, 2005                                                 1.00:1
         June 30, 2005                                                  1.00:1
         September 30, 2005                                             1.05:1
         December 31, 2005                                              1.05:1
         March 31, 2006                                                 1.05:1
         June 30, 2006                                                  1.05:1
         September 30, 2006                                             1.05:1
         December 31, 2006                                              1.05:1
         March 31, 2007                                                 1.15:1
         June 30, 2007                                                  1.15:1
         September 30, 2007                                             1.15:1
         December 31, 2007                                              1.15:1
         March 31, 2008                                                 1.15:1
         June 30, 2008                                                  1.20:1
         September 30, 2008                                             1.20:1
         December 31, 2008                                              1.20:1
         March 31, 2009 and each fiscal                                 1.25:1
         quarter ended thereafter

                    (i) Section 7.6(c)(v) (Limitation on Restricted Payments) of the Credit Agreement shall be amended by deleting the words "and (C) the Borrower shall have complied with its obligations pursuant to Section 2.12(c)" at the end of such Section and replacing them with the following:

                  (C) the Parent Leverage Ratio shall be less than 6.0:1 both immediately before and after giving effect to such Restricted Payment (determined on a pro forma basis) and (D) the Borrower shall have complied with its obligations pursuant to Section 2.12(c).

                  (j) Annex A (Pricing Grid) is amended and restated in its entirety to the form of Annex A (Pricing Grid) attached hereto as Exhibit A.

                  SECTION 2. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective as of the date hereof on the first date when each of the following conditions precedent have been satisfied:

                  (a) the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Parent, DOC and the Required Lenders or, as to any of the Lenders, evidence satisfactory to the Administrative Agent that such Lender has executed this Amendment;

                  (b) each Grantor shall have executed a consent to this Amendment in the form attached hereto;

                  (c) the Borrower shall have paid to the Administrative Agent, for the account of each Lender that has delivered a signature page to this Amendment duly executed by it to the Administrative Agent or its counsel by not later than 5:00 pm (New York time) on May 6, 2004, an amendment fee equal to 0.20% of such Lender's Term Loans and Revolving Credit Commitments on such date; and

                  (d) the Borrower shall have paid to the Administrative Agent all accrued and invoiced expenses payable pursuant to Section 11.5 (Payment of Expenses) of the Credit Agreement.

                  SECTION 3. REPRESENTATIONS AND WARRANTIES. Each of the Borrower and DOC hereby represents and warrants that each of the representations and warranties made by it in the Credit Agreement, as amended hereby, and the other Loan Documents to which it is a party or by which it is bound, shall be true and correct in all material respects on and as of the date hereof (other than representations and warranties in any such Loan Document which expressly speak as of a specific date, which shall have been true and correct in all material respects as of such specific date) and no Default or Event of Default has occurred and is continuing as of the date hereof.

                  SECTION 4. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

                  SECTION 5. CONSTRUCTION WITH THE LOAN DOCUMENTS. On and after satisfaction of the conditions set forth in Section 2 hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. The table of contents, signature pages and list of Exhibits and Schedules of the Credit Agreement shall be modified to reflect the changes made in this Amendment as of the Amendment Effective Date. Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Issuing Lender, the Arrangers, the Administrative Agent or any other Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein. This Amendment is a Loan Document.

                  SECTION 6. GOVERNING LAW. This Amendment is governed by the law of the State of New York.

                            [Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                    DOBSON CELLULAR SYSTEMS, INC.,
                                    as Borrower

                                    By: /s/ BRUCE R. KNOOIHUIZEN
                                       -----------------------------------------
                                       Name: Bruce R. Knooihuizen
                                       Title: Vice President

                                    DOBSON OPERATING CO., L.L.C.

                                    By: /s/ BRUCE R. KNOOIHUIZEN
                                       -----------------------------------------
                                       Name: Bruce R. Knooihuizen
                                       Title: Vice President

                                    DOBSON COMMUNICATIONS
                                    CORPORATION

                                    By: /s/ BRUCE R. KNOOIHUIZEN
                                       -----------------------------------------
                                       Name: Bruce R. Knooihuizen
                                       Title: Vice President

                                    LEHMAN COMMERCIAL PAPER INC.,
                                    as Administrative Agent, Swingline Lender and a Lender

                                    By: /s/ FRANK P. TURNER
                                       -----------------------------------------
                                       Name: Frank P. Turner
                                       TITLE: AUTHORIZED SIGNATORY


            SIGNATURE PAGE TO AMENDMENT NO. 2 TO DCS CREDIT AGREEMENT

                                   EXHIBIT A
                     TO AMENDMENT NO. 2 TO CREDIT AGREEMENT


                                                                         Annex A

           PRICING GRID FOR REVOLVING CREDIT LOANS, SWING LINE LOANS,
                                 AND TERM LOANS

               Applicable Margin for the Revolving Credit Facility

Parent Leverage                    Eurodollar      Base Rate
    Ratio                            Loans           Loans
---------------                    ----------      ----------

equal to or greater                      3.50%           2.50%
than 5.0:1

less than 5.0:1 but                      3.25%           2.25%
equal to or greater
than 4.5:1

less than 4.5:1 but                      3.00%           2.00%
equal to or greater
than 4.0:1

less than 4.0:1 but                      2.75%           1.75%
equal to or greater
than 3.5:1

less than 3.5:1 but                      2.50%           1.50%
equal to or greater
than 3.0:1

less than 3.0:1                          2.25%           1.25%

                  Applicable Margin for the Term Loan Facility

 DOC Leverage                      Eurodollar      Base Rate
    Ratio                            Loans           Loans
---------------                    ----------      ----------

equal to or greater                      3.50%           2.50%
than 1.75:1

less than 1.75:1 but                     3.25%           2.25%
equal to or greater
than 1.0:1

less than 1.0:1                          3.00%           2.00%

Changes in the Applicable Margin with respect to Revolving Credit Facility resulting from changes in the Parent Leverage Ratio or the Term Loan Facility resulting from changes in the DOC Leverage Ratio shall become effective on the date (the "Adjustment Date") on which financial statements are delivered to the Lenders pursuant to Section 6.1 of the Credit Agreement (but in any event not later than the 60th day after the end of each of the first three quarterly periods of each fiscal year or the 120th day after the end of each fiscal year, as the case may be) and shall remain in effect until the next change to be effected pursuant to this paragraph. If any financial statements referred to above are not delivered within the time periods specified above, then, until such financial statements are delivered, the Parent Leverage Ratio as at the end of the fiscal period that would have been covered thereby shall for the purposes of this Pricing Grid be deemed to be greater than 5.0 to 1 and the DOC Leverage Ratio as at the end of the fiscal period that would have been covered thereby shall for the purposes of this Pricing Grid be deemed to be greater than 1.75 to
1. In addition, at all times while an Event of Default shall have occurred and be continuing, the Parent Leverage Ratio shall for the purposes of this Pricing Grid be deemed to be greater than 5.0 to 1 and the DOC Leverage Ratio shall for the purposes of this Pricing Grid be deemed to be greater than 1.75 to 1. Each determination of the Parent Leverage Ratio and the DOC Leverage Ratio pursuant to this Pricing Grid shall be made for the periods and in the manner contemplated by Section 7.1 of the Credit Agreement.

                               CONSENT OF GRANTORS

                                      Dated as of May 7, 2004


                  Each of the undersigned, as a Grantor under the Guarantee and Collateral Agreement dated as of October 23, 2003 (the "Guarantee and Collateral Agreement"), in favor of Lehman Commercial Paper Inc., as Administrative Agent under the Credit Agreement referred to in the foregoing Amendment No. 2, hereby consents to such Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment, the Guarantee and Collateral Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except That, on and after the effectiveness of such Amendment, each reference in the Guarantee and Collateral Agreement to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment.

                                    DOBSON CELLULAR SYSTEMS, INC.,
                                    as Borrower and a Subsidiary Grantor

                                    By: /s/ BRUCE R. KNOOIHUIZEN
                                       -----------------------------------------
                                       Name: Bruce R. Knooihuizen
                                       Title: Vice President

                                    DOBSON OPERATING CO., L.L.C.
                                    as a Guarantor and Subsidiary Grantor

                                    By: /s/ BRUCE R. KNOOIHUIZEN
                                       -----------------------------------------
                                       Name: Bruce R. Knooihuizen
                                       Title: Vice President

                                    DOBSON COMMUNICATIONS
                                    CORPORATION
                                    as Parent and a Grantor

                                    By: /s/ BRUCE R. KNOOIHUIZEN
                                       -----------------------------------------
                                       Name: Bruce R. Knooihuizen
                                       Title: Vice President

                                    DOC LEASE CO., LLC,
                                    as a Guarantor and Subsidiary Grantor

                                    By: /s/ BRUCE R. KNOOIHUIZEN
                                       -----------------------------------------
                                       Name: Bruce R. Knooihuizen
                                       Title: Manager